Exhibit 99.3



                            AMERICAN RADIO EXHIBIT I

                       FORM OF BORROWER SECURITY AGREEMENT


         BORROWER SECURITY AGREEMENT (this "Agreement"), dated as of January 24, 1997, made by AMERICAN RADIO SYSTEMS CORPORATION, a Delaware corporation (the "Borrower"), to THE BANK OF NEW YORK, in its capacity as Collateral Agent (the "Collateral Agent") for the following Persons (collectively, the "Secured Creditors"): (i) the Administrative Agent and the Lenders under, and as each term is defined in, the $550,000,000 Credit Agreement (as hereinafter defined),
(ii) the Administrative Agent and the Lenders under, and as each term is defined in, the $350,000,000 Credit Agreement (as hereinafter defined) and (iii) for such of the Lenders under the $550,000,000 Credit Agreement, the Lenders under the $350,000,000 Credit Agreement and any of their respective Affiliates which from time to time enter into Interest Rate Protection Agreements with the Borrower.

                                    RECITALS

I. Capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreements (as hereinafter defined) as in effect on the date hereof.

II. The Borrower has entered into (i) a $550,000,000 Credit Agreement, dated as of the date hereof, among the Borrower, the lenders party thereto, the Co-Syndication Agents, the Managing Agents, the Agent, the Co-Agents, the Collateral Agent and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the
         "$550,000,000   Credit  Agreement")  and  (ii)  a  $350,000,000  Credit
         Agreement, dated as of the date hereof, among the Borrower, the lenders party thereto, the Co-Syndication Agents, the Managing Agents, the Agent, the Co-Agents, the Collateral Agent and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "$350,000,000 Credit Agreement", and together with the $550,000,000 Credit Agreement, the "Credit Agreements").

III.     It is a condition precedent to the making of the Loans under the Credit
         Agreements  that  the  Borrower  enter  into  this  Borrower   Security
         Agreement.

IV.      In   consideration   of  the  premises  and  in  order  to  induce  the
         Administrative



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         Agent, the Collateral Agent, the  Co-Syndication  Agents,  the Managing
         Agents, the Agent, the Co-Agents and the Lenders to execute and deliver the Credit Agreements, and induce the Lenders to make the Loans thereunder and any Secured Creditor to enter into an Interest Rate Protection Agreement, the Borrower hereby agrees with the Collateral Agent for its benefit and the ratable benefit of the Secured Creditors as follows:

                  1. Grant of Security.

                  To secure the prompt and complete payment, observance and performance of all of the obligations of the Borrower now or hereafter existing under the Loan Documents as defined in the $550,000,000 Credit Agreement and the Loan Documents as defined in the $350,000,000 Credit Agreement, and in respect of any Interest Rate Protection Agreements entered into with any Lender under the $550,000,000 Credit Agreement or the $350,000,000 Credit Agreement or any of their respective Affiliates (as the same may be amended, increased, modified, renewed, refinanced, refunded or extended from time to time, collectively, the "Obligations"), the Borrower hereby assigns and pledges to the Collateral Agent, for its benefit and for the ratable benefit of the Secured Creditors, and hereby grants to the Collateral Agent, for its benefit and for the ratable benefit of the Secured Creditors, a security interest in all of the Borrower's right, title and interest in and to the following, in each case whether now owned or existing or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

         CAPITAL STOCK: All capital Stock of each Person which now is or may hereafter become a Restricted Subsidiary of the Borrower, including, without limitation, the Stock listed in Part A of Schedule 1 (the "Pledged Capital Stock"), and all payments thereunder and instruments and other Property (other than real Property) from time to time delivered in respect thereof or in exchange therefor), together with all substitutions, exchanges and replacements therefor, and all Proceeds thereof (collectively, the "Capital Stock");

         INSTRUMENTS: All "instruments" (excluding the unsecured promissory note, dated August 11, 1995, made by Chase Dover, Inc. to the Borrower in the original principal amount of $8,500,000) as defined in the UCC, including, without limitation, the notes and debt instruments described in Part B of
Schedule 1 (the "Pledged Debt"), and all payments thereunder and instruments and other Property (other than real Property) from time to time delivered in respect thereof or in exchange therefor), together with all substitutions, exchanges and replacements therefor, and the Proceeds thereof (collectively, the "Instruments"); and

         MATERIAL AGREEMENTS: The License Subsidiary Management Agreements, the PBB Documents and all other similar documents and agreements, and all local marketing


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agreements  and time  brokerage  agreements  and all other  similar  agreements, together with all substitutions, exchanges and replacements therefor, and the Proceeds thereof (collectively, the "Material Agreements").

         As used herein, the term "Proceeds" shall have the meaning assigned to it under Article 9 of the New York Uniform Commercial Code (as the same is amended from time to time, the "UCC") and, to the extent not otherwise included, shall include, but not be limited to, (i) any stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off; (ii) any option or other right, whether received as an addition, in substitution or exchange, or otherwise; (iii) dividends or distributions on dissolution, or in partial or total liquidation, or from capital, capital surplus, or paid-in surplus; (iv) any and all proceeds of any insurance, causes and rights of action or settlements thereof, escrowed amounts or Property, judicial and arbitration judgments and awards, payable to the Borrower from or in respect of any Person from time to time whether with respect to the Collateral; (v) any and all payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority; (vi) all claims of the Borrower for losses or damages arising out of or relating to or for any breach of any agreements, covenants, representations or warranties or any default whether or not with respect to or under any of the foregoing Collateral (without limiting any direct or independent rights of the Collateral Agent or any Secured Creditor with respect to the Collateral); and (vii) any and all other amounts from time to time paid or payable under or in connection with the Collateral.

                  2.  Borrower Remains Liable.

         Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Collateral Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of the Borrower thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by the Borrower or the sufficiency of any performance by any party under any such contract or agreement or to take any action to collect or enforce any claim for payment assigned hereunder.



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                  3.  Delivery of Pledged Collateral.

                  All certificates, notes and other instruments, if any, representing or evidencing the Pledged Capital Stock or the Pledged Debt and all other Capital Stock and Instruments at any time owned or acquired by the Borrower (collectively, the "Pledged Collateral") shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to the Collateral Agent. Subject to section 14(f), upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, at any time in its discretion and without notice to the Borrower, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Collateral. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  4.  Representations and Warranties.

                  The Borrower represents and warrants as follows:

                  (a) Names; Tradenames. Except as set forth on Schedule 4(a), the Borrower has not during the preceding five years (i) been known by any other corporate name, or (ii) been the surviving corporation of a merger or consolidation. As of the date of this Agreement, the Borrower currently conducts business under its own name and, in certain areas and for certain operations, the tradenames listed on Schedule 4(a).

                  (b) Offices. As of the date of this Agreement (i) the chief executive office and chief place of business of the Borrower are located at the address set forth in Part A of Schedule 4(b), and (ii) in addition to such chief executive office and chief place of business, the Borrower maintains only the offices and places of business set forth in Part B of Schedule 4(b).

                  (c) Absence of Liens. The Borrower is the legal and beneficial owner of the Collateral, free and clear of all Liens except Permitted Liens.

                  (d) Pledged Collateral. To the best of the Borrower's knowledge, the Pledged Debt has been duly authorized, issued and delivered, and is the legal, valid, binding and enforceable obligation of the respective issuers thereof, except as such enforceability may


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be limited by applicable bankruptcy, insolvency, reorganization or other similar rights affecting the enforcement of creditors' rights generally. The Pledged Capital Stock (to the extent certificated within the meaning of the UCC) and the Pledged Debt constitute all of the Pledged Collateral, except for Pledged Collateral consisting of checks and drafts received in the ordinary course of business.

                  (e) Security Interest. This Agreement creates a valid security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect such security interests have been or, substantially simultaneously with the execution and delivery of this Agreement, will be, duly taken, except with respect to Property as to which security interests are not subject to perfection under the UCC. The delivery and pledge of the Pledged Collateral pursuant to this Agreement and all other filings and other actions taken by the Borrower to perfect such security interests prior to the date hereof, create a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Obligations, except for Pledged Collateral consisting of checks and drafts received in the ordinary course of business.

                   5.     Further Assurances.

                  (a) The Borrower agrees that from time to time, at its expense, the Borrower shall promptly execute and deliver all further instruments and documents, and take all further action, that the Collateral Agent may reasonably request, in order to perfect and protect any security interests granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower shall promptly execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, and promptly take such other action as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted hereby.

                  (b) The Borrower hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Borrower where permitted by law. The Collateral Agent shall provide the Borrower with a copy of any such statement or amendment, provided that no failure to do so shall affect the rights of the Collateral Agent hereunder, result in any liability of the Collateral Agent or any Secured Creditor to the Borrower or in any way affect the validity of such filing. A photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.



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                  (c) The Borrower  shall furnish to the  Collateral  Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                  6.    Principal Place of Business.

                  The Borrower shall keep its chief place of business and chief executive office at the location therefor specified in section 4(b) or, upon at least thirty days prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all actions required by section 5 shall have been taken.

                   7.   As to the Pledged Collateral.

                  (a) So long as no Event of Default shall have occurred and be continuing:

                    (i) The Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement and the Credit Agreements; provided, however, that the Borrower shall not exercise or refrain from exercising any such right without the consent of the Collateral Agent if such action or inaction would have a material adverse effect on the fair market value of any part of the Pledged Collateral or the valid ity, priority or perfection of the security interests granted hereby or the remedies of the Collateral Agent hereunder.

                    (ii) The Borrower shall be entitled to receive and retain any and all dividends, principal, interest and other distributions paid in respect of the Pledged Collateral to the extent not prohibited by this Agreement; provided, however, that any and all dividends, principal, interest and other distributions paid or payable other than in cash in respect of, and instruments and other Property received, receivable or otherwise distributed in respect of, or in exchange for, Pledged Collateral, shall forthwith be delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by the Borrower, be received in trust for the benefit of the Collateral Agent, be segregated from the other Property of the Borrower, and be forthwith delivered to the Collateral Agent, as Pledged Collateral in the same form as so received (with any necessary indorsement).

                  (b) Upon the occurrence and during the continuance of an Event of Default and at the Collateral Agent's option and following written notice by the Collateral Agent to the Borrower:

                    (i) Subject to section 14(f), all rights of the Borrower to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to section 7(a)(i) and to receive the dividends, principal, and interest payments and other distributions which it would otherwise be authorized to


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receive and retain pursuant to section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such distributions and principal and interest payments.

                    (ii) All dividends, principal and interest payments and other distributions which are received by the Borrower contrary to the provisions of section 7(b)(i) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

                  (c) In the event that all or any part of the securities or instruments constituting the Pledged Collateral are lost, destroyed or wrongfully taken while such securities or instruments are in the possession of the Collateral Agent, the Borrower agrees that it will cause the delivery of new securities or instruments in place of the lost, destroyed or wrongfully taken securities or instruments upon request therefor by the Collateral Agent without the necessity of any indemnity bond or other security other than the Collateral Agent's agreement or indemnity therefor customary for security agreements similar to this Agreement.

                  8.   Additional Shares.

                  The Borrower agrees that it will cause each issuer of Capital Stock not to issue to the Borrower any Stock or other securities in addition to or in substitution for the Capital Stock issued by such issuer, unless immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of Stock or other securities of each such issuer are pledged to and delivered by the Borrower to the Collateral Agent hereunder.

                  9.  Other Covenants and Agreements of the Borrower.

                  The Borrower covenants and agrees that on and after the date hereof until the indefeasible cash payment in full of the Obligations, unless the Collateral Agent shall otherwise consent in writing:

                  (a) Defense of Collateral. The Borrower will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the interests of the Collateral Agent.


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                  (b)  Security  Interest.   The  Borrower  covenants  that  the
security interests granted hereby constitute and shall at all times constitute continuing perfected first priority security interests in the Collateral, except for Permitted Liens.

                  (c) Encumbrances; Filings. The Borrower will not (i) further hypothecate, pledge, encumber, transfer, sell or otherwise suffer to exist a security interest in, or a Lien on, the Collateral or any portion thereof in favor of any Person other than the Collateral Agent as provided herein, except for Permitted Liens and except for transfers or sales to the extent permitted under the Credit Agreements or (ii) sign or file or authorize the signing or filing of any document or instrument perfecting any Lien on the Collateral except for Permitted Liens. The inclusion of "Proceeds" of the Collateral under the security interest granted herein shall not be deemed a consent by the Collateral Agent to any sale or other disposition of any Collateral except as expressly permitted herein.

                  10.  The Collateral Agent Appointed Attorney-in-Fact.

                  Effective upon the occurrence and during the continuance of an Event of Default, subject to section 14(f), the Borrower hereby irrevocably appoints the Collateral Agent the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to section 7.5 of the Credit Agreements,

                  (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (c) to receive, indorse, and collect any drafts or other chattel paper, instruments and documents in connection with clause (a) or (b) above,

                  (d) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral, and


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                  (e) to  receive,  indorse and  collect  all  instruments  made payable to the Borrower representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

                  11.   The Collateral Agent May Perform.

                  If the Borrower fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Borrower under section 15.

                  12.   The Collateral Agent's Duties.

                  The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not be under any obligation to (i) ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether the Collateral Agent or any Secured Creditor has or is deemed to have knowledge of such matters, or (ii) take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Borrower and shall be added to the Obligations.

                  13.   Events of Default.

                  The following shall each constitute an "Event of Default" hereunder:

                  (a) If any representation or warranty made herein or in any certificate furnished by the Borrower in connection with this Agreement shall prove to have been incorrect or misleading (whether because of misstatement or omission) in any material respect when made; or

                  (b) If the Borrower shall fail to observe or perform any term, covenant or agreement contained in section 8 or 9(c) of this Agreement; or




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                  (c) If the Borrower shall fail to perform or observe any other covenant or agreement on its part to be performed or observed pursuant to this Agreement and such failure shall have continued unremedied for a period of thirty days after the Borrower shall become aware of such failure; or

                  (d) The occurrence of an Event of Default under and as defined in either of the Credit Agreements; or

                  (e) If the Borrower shall contest or disavow its obligations under this Agreement or this Agreement shall not remain in full force and effect.

                  14.   Remedies.

                  Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, the Collateral Agent may, and upon direction of the Combined Required Lenders shall, exercise any and all remedies and other rights provided under this Agreement, including, without limitation, the following:

                  (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC as in effect from time to time (whether or not the UCC applies to the affected Collateral) and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or any part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place designated by the Collateral Agent which is reasonably convenient to the Collateral Agent and the Borrower, (ii) without notice, except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as may be commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least five Business Days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.



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                  (b) Any cash held by the  Collateral  Agent as Collateral  and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as Collateral and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to section 15) in whole or in part by the Collateral Agent to the Administrative Agent under the
$550,000,000   Credit   Agreement  and  the   Administrative   Agent  under  the
$350,000,000 Credit Agreement pro rata in accordance with the priorities contained in section 9.1 of each Credit Agreement. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Obligations shall be promptly paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

                  (c) The Collateral Agent may take any action the Borrower is required to take or any other necessary action to obtain, preserve and enforce this Agreement, and maintain and preserve the Collateral, without notice to the Borrower, and add the costs of the same to the Obligations (but the Collateral Agent is under no duty to take any such action);

                  (d) Upon the completion of any sale or other disposition of all or any part of the Collateral under this Section, full title and right of possession to such Collateral shall pass to such purchaser or purchasers forthwith upon the completion of such sale. Nevertheless, if so requested by the Collateral Agent or by any purchaser of such Collateral, the Borrower shall confirm any such sale or disposition by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request. To the extent permitted by applicable law, every such sale or other disposition shall operate to divest all right, title, interest, claim and demand whatsoever of the Borrower, of, in and to the Collateral so sold or disposed of and shall be a perpetual bar, both at law and in equity, against the Borrower, all persons claiming the Collateral sold or disposed of, or any part thereof, through the Borrower and its successors and assigns.

                  (e) At any sale or other disposition hereunder, the Collateral Agent may bid for and purchase the Collateral offered for sale, and, upon compliance with the terms of sale or other disposition, may hold, retain and dispose of such Collateral without further accountability therefor. Any such purchaser at any sale or other disposition hereunder shall be entitled, for the purpose of making payment for the Collateral purchased, to apply any part of the Obligations due and payable to it as a credit against the purchase price of such Collateral.

                  (f) Notwithstanding anything to the contrary contained in this Agreement, any other Loan Document or in any other agreement, instrument or document executed by the Borrower and delivered to the Collateral Agent or any Secured Creditor, neither the Collateral Agent nor any Secured Creditor will take any action pursuant to this Agreement, any other Loan Document or any other document referred to above which would constitute or result in any assignment of any FCC license or any change of control of the Borrower or any Subsidiary of the Borrower if such assignment of any FCC license or change of control would require, under then existing law, the prior approval of the FCC without first obtaining such prior approval of the FCC. The Borrower waives, to the extent permitted by law, any right it may have to oppose, and agrees to take any action which the Collateral Agent may reasonably request in order to obtain from the FCC, such approval as may be necessary to enable the Collateral Agent to exercise and enjoy the full rights and benefits granted to any Secured Creditor by this Agreement and the other documents referred to above, including specifically, at the cost and expense of the Borrower, the use of commercially reasonable efforts to assist in obtaining approval of the FCC for any action or transaction contemplated by this Agreement for which such approval is or shall be required by law, and specifically, without limitation, upon request, to prepare, sign and file with the FCC the assignor's or transferor's portion of any application or applications for consent to the assignment of license or transfer of control necessary or appropriate under the FCC's rules and regulations for approval of (a) any sale or other disposition of the Collateral by or on behalf of the Collateral Agent, or (b) any assumption by the Collateral Agent of voting rights in the Collateral effected in accordance with the terms of this Agreement. It is understood and agreed that all foreclosure and related actions will be made in accordance with Section 310 of the Communications Act.

                  (g) The Borrower hereby expressly waives and covenants, to the extent permitted by applicable law, not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force, which might delay, prevent or otherwise impede the performance or enforcement of this Agreement.

                  (h) The Borrower recognizes that the Collateral Agent may be compelled to resort to one or more private sales of the Capital Stock to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Capital Stock for their own accounts, for investment, and not with a view to the distribution or resale thereof. The Borrower agrees that private sales so made may be at prices and other terms less favorable to the seller than if the Capital Stock were sold at public sales and that the Collateral Agent shall have no obligation to delay sale of any such Capital Stock for the period of time necessary to permit the Borrower, even if the Borrower would agree, to register such Capital Stock for public sale under the Securities Act of 1933, as amended. The Borrower agrees that private sales made under the foregoing circumstances shall be deemed to have been conducted in a commercially reasonable manner.

                  15.   Expenses.

                  The Borrower will upon demand pay to the Collateral Agent any and all reasonable sums, costs and expenses which the Collateral Agent may pay or incur pursuant to the provisions of this Agreement or in negotiating, executing, perfecting, defending, protecting or enforcing this Agreement or the security interests granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including, but not limited to court costs, reasonable collection charges, reasonable travel expenses, and reasonable attorneys' fees, all of which, together with interest at the highest rate then payable on any of the Obligations, shall be part of the Obligations.

                  16.   No Segregation of Moneys; No Interest.

                  No moneys or any other Property received by the Collateral Agent hereunder need be segregated in any manner except to the extent required by law, and any such moneys or other Property may be deposited under such general conditions as may be prescribed by law applicable to the Collateral Agent, and neither the Collateral Agent nor any Secured Creditor shall be liable for any interest thereon, except as may otherwise be agreed by the Collateral Agent or such Secured Creditor.

                  17.   Amendments, Etc.

                  No provision of this Agreement may be waived, modified or otherwise changed by any means, including, without limitation, any course of dealing, course of performance or trade usage, or oral evidence of any nature, except pursuant to a writing executed by the party against which enforcement of such waiver, modification or change is sought.

                  18.   Notices.

                  All notices and other communications provided for hereunder shall be given in the manner and to the addresses set forth in section 11.2 of the Credit Agreements.

                  19.  Continuing Security Interest; Transfer of Notes;
                        Termination; Partial Release.

                  (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible cash payment in full of the Obligations and the termination of the Credit Agreements, (ii) be binding upon the Borrower and its successors and assigns and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, any successor Collateral Agent and the Secured Creditors. Subject to compliance with the provisions of section 11.7 of the Credit Agreements, any Lender may assign or otherwise transfer the Note or Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Nothing set forth herein or in any other Loan Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, any other Loan Document, or any Collateral. The Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor.

                  (b) The Collateral Agent may release from the Lien created by this Agreement any Instrument in connection with the consummation of an acquisition of a Broadcasting Station permitted by the Credit Agreements to which such Instrument relates.

                   20.   Other Provisions.

                  (a) No failure by the Collateral Agent to exercise, and no delay by the Collateral Agent in exercising, any right or remedy hereunder shall operate as a waiver thereof.

                  (b) Section headings have been inserted herein for convenience only and shall not be construed to be a part of this Agreement. Unless the context otherwise requires, words in the singular number include the plural, and words in the plural include the singular.

                  (c) This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Agreement or of any document required to be executed and delivered in connection herewith or therewith to produce or account for more than one counterpart signed by the party to be charged.

                  (d) Every provision of this Agreement is intended to be severable, and if any term or provision hereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

                  (e) All Schedules hereto shall be deemed to be a part hereof.

                  (f) Each and every right, remedy and power granted to the Collateral Agent hereunder or allowed at law or by any other agreement shall be cumulative and not exclusive, and may be exercised by the Collateral Agent from time to time.

                  (g) This Agreement is the "Borrower Security Agreement" referred to in the Credit Agreements. The Borrower and the Collateral Agent acknowledge that certain provisions of the Credit Agreements, including, without limitation, sections 11.15 through 11.19 thereof, are made applicable to this Agreement and all such provisions are incorporated by reference herein as if fully set forth herein.

                  (h) Upon the indefeasible cash payment in full of all Obligations and the termination of the Credit Agreements, the Collateral Agent will take whatever actions are necessary, at the Borrower's expense, to release or otherwise terminate the Liens created hereby.

                  21.  Governing Law; Terms.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws rules, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreements, terms used in Articles 8 and 9 of the UCC are used herein as therein defined.

         IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                            AMERICAN RADIO SYSTEMS CORPORATION


                                            By:
                                            Name:
                                            Title:



Accepted and Agreed to:


THE BANK OF NEW YORK, as Collateral Agent


By:
Name:
Title:

                                   SCHEDULE 1
                                       to
                           Borrower Security Agreement

                               PLEDGED COLLATERAL

PART A - Pledged Stock:

Name of           Jurisdiction of   Class;
Issuer             Incorporation    Par Value        Shares Owned


American Radio    Delaware          Common Stock      10
 Systems License                    $.01 par value
 Corp.                               per share


[Back Bay Stock]



PART B - Pledged Debt:

Debtor                          Date       Face Amount       Balance Due

[Back Bay Debenture

Palm Beach (WPBZ) Note]

                                  SCHEDULE 4(a)
                                       to
                           Borrower Security Agreement


                            LIST OF NAMES; TRADENAMES

                                  SCHEDULE 4(b)
                                       to
                           Borrower Security Agreement

                               PLACES OF BUSINESS


PART A - Chief Executive Office and Chief Place of Business:

                  American Radio Systems Corporation
                  116 Huntington Avenue
                  Boston, MA  02116


PART B - Other Offices and Places of Business:

See list of station locations attached hereto, marked to indicate office locations.